EXHIBIT 10.21

AMENDMENT TO

CONVERTIBLE PROMISSORY NOTES

This Amendment to Convertible Promissory Notes (this “Amendment”) is made as of February 28, 2014, by and among Nano Vibronix, Inc., a Delaware corporation (the “Company”), and the persons who execute this Amendment (the “Majority Noteholders”).

W I T N E S S E T H :

WHEREAS, the Company has certain outstanding Convertible Promissory Notes convertible into shares of Series B-2 Participating Convertible Preferred Stock (the “Series B-2 Notes”); and

WHEREAS, the Company and the holders of the Series B-2 Notes are parties to that certain Subscription Agreement for Series B Convertible Preferred Stock, dated March 2009, as amended by that certain First Amendment to Subscription Agreement for Series B Convertible Preferred Stock, dated November 14, 2011, that certain Second Amendment to Subscription Agreement Agreement for Series B Convertible Preferred Stock, dated as of the date hereof, and that certain Third Amendment to Subscription Agreement for Series B Convertible Preferred Stock, dated as of the date hereof (as amended, the “Subscription Agreement”); and

WHEREAS, pursuant to Section 5.a of the Series B-2 Notes, the Series B-2 Notes may be amended as provided in the Subscription Agreement; and

WHEREAS, pursuant to Section 5.8 of the Subscription Agreement, the Series B-2 Notes may be amended with the written consent of the Company and the holders of a majority of the aggregate then-outstanding principal amount of the Series B-2 Notes and any such amendment shall be binding upon each holder of any Series B-2 Notes at the time outstanding and the Company; and

WHEREAS, the Majority Noteholders hold a majority of the aggregate currently-outstanding principal amount of the Series B-2 Notes; and

WHEREAS, the Company and the Majority Noteholders desire to amend the Series B-2 Notes to provide that the definition of “Issuance Conversion Event” includes, and the Series B-2 Notes will automatically convert upon, the Company’s initial public offering of its common stock pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or equivalent law of another jurisdiction, or upon such date as the Company becomes subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, upon consummation of a reverse merger or upon the effectiveness of a registration statement on Form 10 filed by the Company under the Exchange Act or equivalent document;

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth herein, the parties hereto, intending legally to be bound, hereby agree as follows:

1. Section 2.a.i of each of the outstanding Series B-2 Notes is hereby deleted and replaced in its entirety with the following:

“Issuance Conversion Event” shall mean (i) an aggregate investment in the Company of $3,000,000 or more in one transaction or a series of related transactions occurring after the date hereof, in which the Company shall have issued shares in the Company or securities (including convertible debt) exercisable or convertible into shares in the Company or (ii) the Company’s initial public offering of its common stock pursuant to an effective registration statement under the United States Securities Act of 1933, as amended, or equivalent law of another jurisdiction, or upon such date as the Company becomes subject to the reporting requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, without limitation, upon consummation of a reverse merger or upon the effectiveness of a registration statement on Form 10 filed by the Company under the Exchange Act or equivalent document.

2. This Amendment shall be effective upon its execution by the Company and the Majority Noteholders.

3. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same agreement, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Amendment by telecopier or by electronic mail (in portable document format (“PDF”)) shall be effective as delivery of a manually executed counterpart of this Amendment.

4. This Amendment shall be governed by and construed according to the laws of the State of Delaware, without regard to the conflict of laws provisions thereof.

[Signature page follows]

IN WITNESS WHEREOF the parties have signed this Amendment as of the date first written above.

NANO VIBRONIX, INC.

By:	/s/ Harold Jacob
	Name:	Harold Jacob
	Title:	Chief Executive Officer

HOLDERS

/s/ W.B. Nominees Limited

/s/ Walker Crips Stockbroker Ltd.

/s/ T.D.K. Simond

/s/ David Naylor-Leyland

/s/ Ian Harrison

/s/ Mark Nixon

/s/ Ira Greenstein

/s/ IDT Corporation

/s/ Orin Hirschman

/s/ Paul Packer

/s/ Jonathan Kahan

/s/ Judah Schorr

/s/ Miriam Winder Kelly

/s/ Bezalel Perl

/s/ Medical Instrument Development Inc.

/s/ Globis Overseas Fund, Ltd.

/s/ A. Chris Tupker

/s/ David Kreinberg

/s/ American Investments Limited

/s/ Joseph Bronner

/s/ Steven Zullar

/s/ Globis Capital Partners, LP